Advisory Research All Cap Value Fund
A series of the Investment Managers Series Trust

Supplement dated November 12, 2009 to the
Prospectus dated October 1, 2009

The following is added to the section titled “Principal Investment Strategies” on page 1 of the Prospectus:

Because the Fund is new, it will pursue its investment objective by primarily investing its assets in other investment companies, including Exchange-Traded Funds (“ETFs”) during the Fund’s initial period of operations until assets reach $500,000.  ETFs are investment companies that invest in a portfolio of securities designed to track a particular market segment or index and whose shares are bought and sold on a securities exchange.  Advisory Research, Inc., the Fund’s investment adviser, believes it will be more cost effective for the Fund to invest primarily in ETFs rather than in individual stocks until the Fund’s assets reach the $500,000 threshold.

The following is added to the section titled “Principal Investment Risks” starting on page 2 of the Prospectus:

ETF Risks - The risk of ETFs generally reflects the risk of owning shares of the underlying securities the ETF is designed to track, although the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.   The Fund limits its investment in shares of other investment companies including Exchange-Traded Funds (“ETFs”) to the extent allowed by the Investment Company Act of 1940, as amended (the “1940 Act”).  Assets invested in ETFs and other mutual funds incur a layering of expenses, including operating costs and advisory fees that you indirectly bear as a shareholder in the Fund.

On page 5 of the Prospectus, the Fund “Fees and Expenses” table is hereby revised by replacing the “Annual Fund Operating Expenses” portion of the table

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses†	0.37%
Total Annual Fund Operating Expenses	1.37%
Expense Waiver and Reimbursements[2]	(0.17)%
Net Operating Expenses [2]	1.20%

†Estimated for the current fiscal year.  Includes estimated Acquired Fund Fees and Expenses (“AFFE”) of less than 0.01%.  AFFE are indirect fees that funds incur from investing in the shares of other mutual funds and/or ETFs (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund(s).

The following is added to the section titled “Portfolio Managers” on page 8 of the Prospectus:

Eric J. Miller, CMA, has 16 years of investment experience and serves as a Managing Director of ARI since joining ARI in 2006.  Prior to joining ARI, he served as a portfolio manager for Heartland Advisors and was CEO of Heartland Group from 1994 to 2006.  Prior to joining Heartland, Mr. Miller spent eight years at American Appraisal Associates, Inc. as both their CFO and later as head of U.S. appraisal operations.  Mr. Miller holds a B.A. in government from Dartmouth College and an M.B.A. from the Amos Tuck School of Business Administration – Dartmouth College.

The following amends and replaces the Additional Minimum Investments amount for Automatic Investment Plan disclosed in the table under the heading “Minimum Investments” on page 11 of the Prospectus:

	Minimum Initial Investment	Minimum Additional Investments
Automatic Investment Plan	$100,000	$100

Please file this Prospectus Supplement with your records.

ADVISORY RESEARCH FUNDS

Advisory Research Micro-Cap Value Fund
Advisory Research Small Cap Value Fund
Advisory Research Small/Mid Cap Value Fund
Advisory Research International Small Cap Value Fund
Each a series of the Investment Managers Series Trust

Supplement dated November 12, 2009 to the
Prospectus dated October 1, 2009

The following amends and replaces the Additional Minimum Investments amount for Automatic Investment Plan disclosed in the table under the heading “Minimum Investments” on page 22 of the Prospectus:

	Minimum Initial Investment	Minimum Additional Investments
Automatic Investment Plan	$100,000	$100

Please file this Prospectus Supplement with your records.